UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005

                           AUTO-Q INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                               9974 Huntington Park Drive
         Delaware               Strongsville, Ohio 44136          98-034160
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(State or other jurisdiction      (Address of Principal       (I.R.S. Employer
   of incorporation or              Executive Offices)       Identification No.)
      organization)

        Registrant's telephone number, including area code: 440-759-7470

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Item 4.01 Changes in Registrant's Certifying Accountant.

On January 10, 2005, Auto-Q International Inc. ("Company") retained De Joya & Company ("De Joya") as its independent accountants and informed Mahoney Cohen & Company, CPA, P.C. ("Mahoney") it previous independent accountants, that it was no longer using their services. Other than a going concern qualification, Mahoney's reports on the financial statements of the Company for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals. There were no disagreements with Mahoney on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

Exhibit 16.1 Former Auditor's Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auto-Q International Inc.


/s/ Dr. David F. Hostelley
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Dr. David F. Hostelley,
President

Date: January 10, 2005